EXHIBIT 99.2

                   REGISTRATION RIGHTS AGREEMENT
                   -----------------------------

          THIS REGISTRATION RIGHTS AGREEMENT ("Registration Rights Agreement"), entered into as of February 11, 1998, between the entities listed below (each, a "Purchaser" and collectively, the "Purchasers"), and THE PANDA PROJECT, INC., a Florida corporation with offices at 901 Yamato Road, Boca Raton, Florida 33431 (the "Company").

                        W I T N E S S E T H:
                        - - - - - - - - - -

          WHEREAS, in connection with the Subscription Agreement of even date herewith by and among the parties hereto (the "Subscription Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Subscription Agreement, to issue and sell to the Purchasers shares of the Company's Series A Convertible Preferred Stock (the "Preferred Shares"), which will be convertible into shares of the Company's common stock, par value $0.01 per share (the "Common Stock") (as converted, the "Conversion Shares"), in accordance with the terms of the Company's Fourth Articles of Amendment of Amended and Restated Articles of Incorporation (the "Certificate of Designations"), and deliver warrants to purchase Common Stock (the "Warrants") pursuant to the terms of the Subscription Agreement (as exercised, the "Warrant Shares");

          WHEREAS, pursuant to the terms of, and in partial consideration for, Purchasers, purchase of the Preferred Shares and receipt of the Warrants, the Company has agreed to provide the Purchasers with certain registration rights with respect to the Conversion Shares and the Warrant Shares as set forth in this Registration Rights Agreement;

          NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Subscription Agreement and this Registration Rights Agreement, the Company and each of the Purchasers agrees as follows:

          1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

               "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

               "Holder" shall include each Purchaser and any transferee of Preferred Shares, Warrants or Registrable Securities which have not been sold to the public to whom the registration rights conferred by this Agreement have been transferred in compliance with
Section 11 of this Agreement.
               The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

               "Registrable Securities" shall mean the (i) Conversion Shares issued or issuable upon conversion of the Preferred Shares (including those received pursuant to a PIK Dividend (as defined in the Certificate of Designations)), (ii) Warrant Shares issued or issuable upon exercise of the Warrants, and (iii) shares of Common Stock issued pursuant to Section 6 of this Agreement and (iv) any shares of capital stock issued or issuable with respect to the Conversion Shares, the Preferred Shares, or the Warrant Shares or the shares of Common Stock issued pursuant to Section 6 of this Agreement as a result of any stock split, stock dividend, recapitalization, exchange, combination, merger, consolidation, or similar event or otherwise.

               "Registration Expenses" shall mean all expenses to be incurred by the Company in connection with a Holder's exercise of its registration rights under this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, reasonable fees and disbursements of counsel to the Holder for a "due diligence" examination of the Company and review of the Registration Statement and related documents and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company). With respect to the "due diligence" examination of the Company, the Registration Expenses shall include only fees and disbursements for one (1) designated counsel for all the Holders.

               "Registration Statement" shall have the meaning set forth in Section 2(a) herein.

               "Regulation D" shall mean Regulation D as promulgated pursuant to the Securities Act, and as amended from time to time.

               "Securities Act" shall mean the Securities Act of 1933, as amended.

               "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for Holders not included within the definition of "Registration Expenses".

               Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Subscription Agreement.

          2. REGISTRATION REQUIREMENTS. The Company shall use its diligent best efforts to effect the registration of the Registrable Securities contemplated by this Registration Rights Agreement (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities
Act) as would permit or facilitate the sale or distribution of all the Registrable Securities in the manner (including manner of sale) and in all states reasonably requested by the Holder for purposes of maximizing the proceeds realizable by the Holder for such sale or distribution. Such best efforts by the Company shall include without limitation the following:

            (a) The Company shall, as soon as practicable after each date of issuance of Preferred Shares and Warrants under the Subscription Agreement, but in no event later than thirty (30) days after the date of each such issuance, prepare and file (i) a registration statement with the Commission pursuant to Rule 415 under the Securities Act on Form S-3 under the Securities Act (or in the event that the Company is ineligible to use such form, such other form as the Company is eligible to use under the Securities Act, subject to the consent of the Holders holding a majority of the Registrable Securities, which consent will not be unreasonably withheld) covering the Registrable Securities to be registered by the Holder ("Registration Statement"); (ii) such blue sky filings as shall have been requested by the Holder; and (iii) any required filings with the National Association of Securities Dealers, Inc. or exchange or market where the Common Stock is traded. Thereafter, the Company shall use its best efforts to have such Registration Statement and other filings declared effective as promptly as practicable, but in no event later than 120 days after the issuance of the relevant Preferred Shares and Warrants.

            (b)(i) The Company shall file a Registration Statement complying with the requirements of this Registration Rights Agreement within 30 days from the date specified in subsection (a) above. If such Registration Statement has not become effective within 120 days from the applicable Closing Date referred to in the Subscription Agreement, the Holder shall have, in addition to and without limiting any other rights it may have at law, in equity or under the Subscription Agreement, the Certificate of Designations, the Warrants or this Registration Rights Agreement (including the right to specific performance), the right to receive, as liquidated damages, the payments as provided in subparagraph (ii) of this Section 2(b).

               (ii) If after 120 days from the applicable Closing Date, the Registration Statement has not been declared effective by the SEC, then the Company shall pay to the Holders an amount equal to 2% of the Purchase Price (as defined in the Certificate of Designations), in cash, for each 30-day period after such 120-day period that such Registration Statement is not effective (which payment shall be pro rated for any period less than 30 days) (the "Additional Dividend"). In addition to the foregoing, if after 270 days from the applicable Closing Date the Registration Statement has not been declared effective by the SEC, then (i) at the Company's election, the Company may, and (ii) if Company has not used its best efforts to have the Registration Statement declared effective by the SEC, upon demand of such Holder the Company shall, redeem all the Preferred Shares and Warrants held by such Holder at a redemption price equal to the greater of 115% of the Purchase Price and the value of the underlying Common Stock; and further, if subsequent to the aforementioned 270-day period no such redemption occurs, the rate of the Additional Dividend shall be increased from 2% to 5%.

           (c) The Company shall enter into such customary agreements and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and, in such connection:

               (i) make such representations and warranties to the Holder as the Holder may reasonably request;

               (ii) cause to be delivered to the sellers of Registrable Securities opinions of counsel to the Company, dated the effective date of the Registration Statement (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the appointed representative or counsel of the Holders), addressed to the Holders covering the matters customarily covered in opinions requested in secondary underwritten offerings; and

               (iii) the Company shall deliver such documents and certificates as may be reasonably requested by the Holders to evidence compliance with clause (i) above and with any customary conditions contained in any agreement entered into by the Company in connection herewith;


the foregoing in this paragraph 2(c) shall be done at each closing as and to the extent required thereunder.

           (d) The Company shall make available for inspection by a representative or representatives of each Holder and any attorney or accountant retained by such Holder, all financial and other records customary for such purposes, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, attorney or accountant in connection with such Registration Statement. The Holder will agree to keep all non-public information supplied to it confidential until such information is included in the Registration Statement, unless (a) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such information is ordered pursuant to a final non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Holder has knowledge.

          3. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance with registration pursuant to this Agreement shall be borne by the Company, and all Selling Expenses shall be borne by the Holder.

          4. REGISTRATION ON FORM S-3. The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms, or in the event that the Company is ineligible to use such form, such form as the Company is eligible to use under the Securities Act covering the resale of all of the Registrable Securities. The foregoing is not intended to require the Company to pay dividends in order to use Form S-3.

          5. REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep the Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

           (a) Keep such registration effective for the period ending sixty (60) months, as extended pursuant to Section 6 hereof, after the applicable Closing Date or until the Holder has sold all the Registrable Securities and none of the Warrants and Preferred Shares is outstanding (the "Registration Period").

           (b) Furnish to each Holder whose Registrable Securities are included in any Registration Statement and its legal counsel without charge (i) promptly after the same is prepared and filed with the Commission at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, the prospectus included in such Registration Statement (including each preliminary prospectus) and, with regard to such Registration Statement(s), any correspondence by or on behalf of the Company to the Commission or the staff of the Commission and any correspondence from the Commission or the staff of the Commission to the Company or its representatives, and such additional copies of each of the foregoing and such other documents incident thereto, as such Holder from time to time may reasonably request;

           (c) Prepare and file with the Commission such amendments and post-effective amendments to a Registration Statement as may be necessary to keep such Registration Statement effective for the Registration Period; cause the related prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act and the rules and regulations thereunder applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the Registration Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to such Prospectus and, in the event the number of shares available under a Registration Statement filed pursuant to this Registration Rights Agreement is insufficient to cover all of the Registrable Securities, amend such Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event within fifteen (15) business days after the necessity therefor arises (based on the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely), and use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as reasonably practicable following the filing thereof;

           (d) As promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities included in the Registration Statement and their counsel and (if requested by any such person) confirm such notice (a "Notice") in writing, (1) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the Commission for amendments or supplements to a Registration Statement or related prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for such purposes, (4) if at any time the representations and warranties of the Company contained in agreements contemplated by Section 2(c) cease to be true and correct,
(5) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (6) of the happening of any event as a result of which the prospectus included in the Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading and (7) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate or that there exist circumstances not yet disclosed to the public which make further sales under such Registration Statement inadvisable pending such disclosure and post-effective amendment;
           (e)  Upon the occurrence of any event contemplated by
Section 5(d)(2)-(7) and immediately upon the expiration of any Blocking Period (as defined in Section 6), prepare, if the occurrence of such event or period requires such preparation, a supplement or post-effective amendment to the Registration Statement or related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

           (f) Use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

           (g) Insure that all Registrable Securities subject to the Registration Statement shall at all times be registered or qualified for offer and sale under the securities or "blue sky" laws of such jurisdictions as any Holder reasonably requests in writing; use its best efforts to keep each such registration or qualification effective, including through new filings or amendments or renewals, during the Registration Period and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company will not be required to qualify to do business or take any action that would subject it to taxation or general service of process in any jurisdiction where it is not then so qualified or subject;

           (h) Use its best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities in accordance with the chosen method or methods of distribution; and

           (i) Cause all Registrable Securities included in such Registration Statement to be listed, by the date of first sale of Registrable Securities pursuant to such Registration Statement, on the principal securities exchange or automated interdealer system on which the same type of securities of the Company are then listed or traded.

           (j) The Company shall permit the Holders and their counsel to review and comment upon a Registration Statement and all amendments and supplements thereto at least seven business days prior to their filing with the Commission.

           (k) The Company shall provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement.

          6. SUSPENSION OF EFFECTIVENESS. The Company may suspend dispositions under the Registration Statement and notify each Holder that it may not sell the Registrable Securities pursuant to any Registration Statement or Prospectus (a "Blocking Notice") if the Company's management determines in its reasonable good faith judgment that the Company's obligation to ensure that such Registration Statement and Prospectus are current and complete would require the Company to take actions that might reasonably be expected to have a materially adverse detrimental effect on the Company and its stockholders; provided that such suspension pursuant to a Blocking Notice or the Notice described below or as a result of the circumstances described in 5(d)(2)-(7) may not exceed thirty (30) days (whether or not consecutive) in any twelve (12) month period. Each Holder agrees by acquisition of the Registrable Securities that, upon receipt of a Blocking Notice or "Notice" from the Company of the existence of any fact of the kind described in the following sentence, such Holder shall not dispose of, sell or offer for sale the Registrable Securities pursuant to the Registration Statement until such Holder receives (i) copies of the supplemented or amended prospectus, or until counsel for the Company shall have determined that such disclosure is not required due to subsequent events, (ii) notice in writing (the "Advice") from the Company that the use of the prospectus may be resumed and (iii) copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. Pursuant to the immediately preceding sentence, the Company may provide such Notice to the Holders upon the determination by the Company of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue in any material respect, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus, in order to make the statements therein not misleading in any material respect. If so directed by the Company in connection with any such Notice, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities that was current immediately prior to the time of receipt of such notice. In the event the Company shall give any such Blocking Notice or Notice, the time regarding the effectiveness of such Registration Statement set forth in Section 5(a), the final conversion date of the Preferred Shares and the final exercise date of the Warrants shall be extended by one and one-half (1-1/2) times the number of days during the period from and including the date of the giving of such Blocking Notice or Notice to and including the date when the Holder shall have received the copies of the supplemented or amended Prospectus, the Advice and any additional or supplemental filings that are incorporated by reference in the Prospectus. Delivery of a Blocking Notice or Notice and the related suspension of any Registration Statement shall not constitute a default under this Agreement and shall not create any obligation to pay liquidated damages under
Section 2 hereof. However, if the Holder's ability to sell under the Registration Statement is suspended for more than the 30-day periods described above (an "Excess Blocking Period"), then the Company shall pay to the Holder two percent (2%) of the Purchase Price of the Preferred Shares for each 30 day period commencing on the first day of the thirty (30) day period (or part thereof) following the beginning of an Excess Blocking Period until the Excess Blocking Period terminates. Such payment will be payable either, at the option of the Company as evidenced by irrevocable notice to the Holder to be delivered not later than the first day following the beginning of a Excess Blocking Period, in cash or in shares of Common Stock valued at the average of the high and low trading prices of the Common Stock on the Primary Market for each of the five trading days immediately preceding the first day following the beginning of the Excess Blocking Period, in each case within five (5) business days of the end of each 30 day period. In addition, if the Excess Blocking Period continues for more than an aggregate of 180 days in any 360-day period, or the payment is not made within 5 business days of the end of each 30 day period, then at each Holder's option upon written notice from such Holder following such 180th day or fifth business day, as the case may be, the Company shall redeem Holder's Preferred Shares at a redemption price equal to the greater of 125% of the Purchase Price and the underlying value of the Common Stock, together with all payments due under this paragraph and under the Certificate of Designations and the Subscription Agreement. The Company shall deliver the applicable redemption price to such Holder within ten days of receipt of such notice by the Holder.

          7.  INDEMNIFICATION.

           (a) COMPANY INDEMNITY. The Company will indemnify each Holder, each of its officers, directors, employees, agents and partners, and each person controlling such Holder, within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and the rules and regulations thereunder with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, against all claims, losses, damages, liabilities, judgments, penalties, fines, charges, costs, attorneys' fees, amounts paid in settlement and expenses (or actions in respect thereof) (collectively, "Claims") arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement (or any post-effective amendment thereto), notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act or any state securities law or, in either case, any rule or regulation thereunder applicable to the Company, and will reimburse such Holder, each of its officers, directors, employees, agents and partners, and each person controlling such Holder, for any legal and any other costs and expenses reasonably incurred in connection with investigating and defending any Claim, provided that the Company will not be liable in any such case to the extent that any such Claim arises out of or is based on any untrue statement or omission (or alleged untrue statement or omission) that is made in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein. In addition to any other information furnished in writing to the Company by the Holder, the information in the Registration Statement concerning such Holder under the captions "Selling Shareholders" (or any similarly captioned section containing the information required pursuant to Item 507 of Regulation S-K promulgated pursuant to the Securities Act) and "Plan of Distribution" (or any similarly captioned section containing information required pursuant to Item 508 of Regulation S-K) shall be deemed information furnished in writing to the Company by such Holder to the extent it conforms to information actually supplied in writing by such Holder. The indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

           (b) HOLDER INDEMNITY. Each Holder will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, severally and not jointly indemnify the Company, each of its directors, each of the officers of the Company who shall have signed the Registration Statement and each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and the rules and regulations thereunder, against any Claim arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement (or any post-effective amendment thereto), prospectus or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which the statements therein were made, not misleading, and will reimburse the Company and its directors, officers, or control persons for any legal or any other expenses reasonably incurred in connection with investigating and defending any such Claim, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein, and provided that no Holder shall be liable under this indemnity for an amount in excess of the proceeds received by such Holder from the sale of the Registrable Securities pursuant to such registration statement. In addition to any other information furnished in writing to the Company by the Holder, the information in the Registration Statement concerning such Holder under the captions "Selling Shareholders" (or any similarly captioned section containing the information required pursuant to Item 507 of Regulation S-K promulgated pursuant to the Securities Act) and "Plan of Distribution" (or any similarly captioned section containing information required pursuant to Item 508 of Regulation S-K) shall be deemed information furnished in writing to the Company by such Holder to the extent it conforms to information actually supplied in writing by such Holder. The indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such Claims if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

           (c) PROCEDURE. Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any Claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such Claim in any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such Claim shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
Section 7 except to the extent that the Indemnifying Party is materially and adversely affected by such failure to provide notice. The Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Party; provided, however, that if separate firm(s) of attorneys are required due to a conflict of interest, then the Indemnifying Party shall be liable for the reasonable fees and expenses of each such separate firm. No Indemnifying Party, in the defense of any such Claim, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such Claim. Each Indemnified Party shall furnish such information regarding itself or the Claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such Claim and litigation resulting therefrom.

          8. CONTRIBUTION. To the extent the indemnification provided for in Section 7 herein is unavailable to the Indemnified Parties in respect of any Claims referred to herein (other than by reason of the exceptions provided therein), then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Claims in such proportion as is appropriate to reflect the relative fault of the Company and of each Holder in connection with the statements or omissions which resulted in such Claims as well as any other relevant equitable considerations.

          The relative benefits received by the Company on the one hand and each Holder on the other shall be deemed to be in the same proportion as the proceeds from the offering (net of discounts and commissions but before deducting expenses) received by the Company from the initial sale of the Registrable Securities by the Company to such Holder pursuant to this Registration Rights Agreement bear to the proceeds received by such Holder from the sale of Registrable Securities pursuant to the Registration Statement. The relative fault of the Company on the one hand and of the Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, by such Holder.

          In no event shall the obligation of any Indemnifying Party to contribute under this Section 8 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 7(a) or 7(b) hereof had been available under the circumstances.

          The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the Claims referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities offered by such Holder and distributed to the public, or offered to the public, exceeds the amount paid by such Holder for the Preferred Shares or Warrants converted into such shares of Common Stock. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          9. SURVIVAL. The indemnity and contribution agreements contained in Sections 7 and 8 and the representations and warranties of the Company contained herein shall remain operative and in full force and effect regardless of (i) any termination of the Subscription Agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company and (iii) the consummation of the sale or successive resales of the Registrable Securities.

          10. INFORMATION BY HOLDER. Each Holder shall promptly furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement. All information provided to the Company by such Holder shall be accurate and complete in all material respects and such Holder shall promptly notify the Company if any such information becomes incorrect or incomplete. If such Holder does not timely provide all such reasonably requested information, such Holder shall not be entitled to the liquidated damages contemplated by paragraph 2(b)(ii) to the extent that such delay in the Registration Statement becoming effective is caused by such failure to timely provide information unless such Holder shall be able to demonstrate to the Company's reasonable satisfaction that such failure to timely provide did not proportionately contribute to the event giving rise to the indemnity obligation. The Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company unless (i) disclosure of such information is necessary to comply with any federal or state securities law, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Registration Rights Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Holder and allow such Holder, at the Holder's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

          11. TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS. The rights granted to the Purchaser by the Company under this Registration Rights Agreement to cause the Company to register Registrable Securities may be transferred or assigned to any permitted transferee or assignee of the Warrants, Preferred Shares, Warrant Shares and Conversion Shares or any permitted transferee or assignee of the Warrants, provided that the Company is given written notice by the Holder at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; and provided that the transferee or assignee of such rights agrees to be bound by this Registration Rights Agreement.

          12.  MISCELLANEOUS.

           (a) SECTION 9 OF THE SECURITIES EXCHANGE ACT. So long as a Holder holds any Preferred Shares, such Subscriber will comply at all times with the provisions of Section 9 of the 1934 Act, and the rules and regulations promulgated thereunder with respect to transactions involving the securities of the Company.

           (b) ENTIRE AGREEMENT. This Registration Rights Agreement and the Subscription Agreement contain the entire understanding and agreement of the parties with respect to the subject matter hereof and thereof. This Registration Rights Agreement and the Subscription Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

           (c) NOTICES. Any notice or other communication given or permitted under this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or sent by registered or certified mail, return receipt requested, postage prepaid or by air courier, (a) if to Purchaser, at its address set forth in the Warrants, (b) if to the Company, to The Panda Project, Inc., at its address hereinabove set forth, and (c) if to a Holder other than Purchaser, at the address thereof furnished by like notice to the Company, or (d) to any such addresses at such other address or addresses as shall be so furnished to the other parties by like notice.

           (d) GENDER OF TERMS. All terms used herein shall be deemed to include the feminine and the neuter, and the singular and the plural, as the context requires.

           (e) GOVERNING LAW, CONSENT OF JURISDICTION; WAIVER OF TAX-TRIAL. This Registration Rights Agreement and the validity and performance of the terms hereof shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law or choice of law, except to the extent that the law of Florida regulates the Company's issuance of securities. The parties hereto hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Registration Rights Agreement shall be litigated only in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York located in New York County, New York. To the extent permitted by applicable law, the parties hereto consent to the jurisdiction and venue of the foregoing courts and consent that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by registered mail, return receipt requested, directed to the such party at its address set forth in this Registration Rights Agreement (and service so made shall be deemed complete five (5) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said courts. The parties hereto hereby waive any right to a jury trial in connection with any litigation arising out of this Registration Rights Agreement.

           (f) TITLES. The titles used in this Registration Rights Agreement are used for convenience only and are not to be considered in construing or interpreting this Registration Rights Agreement.

           (g) AMENDMENT. Provisions of this Registration Rights Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company, each of the Purchasers (to the extent such Purchaser still owns Registrable Securities) and Holders who hold a majority interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 12(g) shall be binding upon each Holder and the Company.

           (h) SUCCESSORS AND ASSIGNS. Subject to the requirements of Section 11, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto and, with respect to Section 7, to the benefit of the indemnitees named therein.

           (i) COUNTERPARTS. This Registration Rights Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Registration Rights Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Registration Rights Agreement bearing the signature of the party so delivering this Registration Rights Agreement.

           (j) FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Registration Rights Agreement and the consummation of the transactions contemplated hereby.

           (k) REMEDIES. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first above written.

COMPANY:                         PURCHASERS:

THE PANDA PROJECT, INC.          AGR HALIFAX FUND, LTD.
                                      By:  AG Ramius Partners, LLC
                                           Investment Advisor

 By:  /s/ Stanford W. Crane, Jr.      By:
      ---------------------------         ---------------------
     Name: Stanford W. Crane, Jr.         Name:
     Title: President and CEO             Title:  Managing Officer


                                 LEONARDO, L.P.
                                      By:  Angelo, Gordon & Co., L.P.
                                           General Partner


                                      By:
                                           ---------------------
                                           Name:   Michael L. Gordon
                                           Title:  Chief Operating
                                                   Officer

                                 GAM ARBITRAGE INVESTMENTS, INC.
                                      By:  Angelo, Gordon & Co., L.P.
                                           Investment Advisor

                                      By:
                                           ---------------------
                                           Name:   Michael L. Gordon
                                           Title:  Chief Operating
                                                   Officer


                                 AG SUPER FUND INTERNATIONAL
                                 PARTNERS, L.P.

                                      By:  Angelo, Gordon & Co., L.P.
                                           General Partner
                                      By:
                                           ---------------------
                                           Name:   Michael L. Gordon
                                           Title:  Chief Operating
                                                   Officer

                                 RAPHAEL, L.P.

                                      By:
                                           ---------------------
                                           Name:   Michael L. Gordon
                                           Title:  Chief Operating
                                                   Officer


                                 RAMIUS FUND, LTD.
                                      By:  AG Ramius Partners, L.L.C.
                                           Investment Advisor



                                      By:
                                           ---------------------
                                           Name:   Michael L. Gordon
                                           Title:  Chief Operating
                                                   Officer


                                PINE STREET ASSET MANAGEMENT, L.P.


                                      By:
                                           ---------------------
                                           Name:
                                           Title: